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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2003


                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                       1-134                       13-0612970
      --------                       -----                       ----------
   State or Other               Commission File                 IRS Employer
   Jurisdiction of                   Number                  Identification No.
  Incorporation or
    Organization

           4 Becker Farm Road
              Roseland, NJ                                       07068
  --------------------------------------                      -------------
  Address of Principal Executive Offices                        Zip Code

       Registrant's telephone number, including area code: (973) 597-4700

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Item 4. Changes in Registrant's Certifying Accountant

         On March 21, 2003, Curtiss-Wright Corporation dismissed
PricewaterhouseCoopers LLP ("PwC") as the Corporation's principal accountants.
The decision to change principal accountants was approved by the Audit Committee of the Board of Directors.

         In connection with the audits of the two fiscal years ended December
31, 2002 and 2001 and through March 21, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports.

         The audit reports of PwC on the financial statements of the Corporation as of and for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to audit scope or accounting principles.

         During the two most recent fiscal years and through March 21, 2003, there have been no reportable events (as defined in Regulation S-K Item
304(a)(1)(v)).

         The Registrant has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated
March 25, 2003 is filed as Exhibit 16.1 to this Form 8-K.

            On March 21, 2003, the Corporation appointed Deloitte & Touche, LLP as the Corporation's new principal accountants for the fiscal year 2003 subject to their normal new client acceptance procedures. Prior to its appointment, the Registrant did not consult with Deloitte & Touche, LLP regarding any matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K of the Securities Exchange Act of 1934.


Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:


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

Exhibit
Number          Description
------          -----------

 16.1           Letter from PricewaterhouseCoopers LLP, dated March 25, 2003.

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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               CURTISS WRIGHT CORPORATION


                                               By: /s/ Glenn E. Tynan
                                                   -----------------------
                                                   Glenn E. Tynan
                                                   Vice-President and
                                                   Chief Financial Officer


Date:  March 26, 2003


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                                  EXHIBIT INDEX
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

 Exhibit
 Number                         Description
16.1        Letter from PricewaterhouseCoopers LLP, dated March 25, 2003.        16.1



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